EXHIBIT 3.1

Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT
COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED
CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF
“KRATOS DEFENSE & SECURITY SOLUTIONS, INC.” AS RECEIVED AND
FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
RESTATED CERTIFICATE, FILED THE TENTH DAY OF NOVEMBER, A.D.
1999, AT 3:30 O`CLOCK P.M.
CERTIFICATE OF DESIGNATION, FILED THE TWENTY-NINTH DAY OF
OCTOBER, A.D. 2001, AT 3:15 O`CLOCK P.M.
CERTIFICATE OF DESIGNATION, FILED THE THIRTIETH DAY OF MAY,
A.D. 2002, AT 1 O`CLOCK P.M.
CERTIFICATE OF CORRECTION, FILED THE THIRTIETH DAY OF MAY,
A.D. 2002, AT 5 O`CLOCK P.M.
CERTIFICATE OF DESIGNATION, FILED THE SIXTEENTH DAY OF
DECEMBER, A.D. 2004, AT 5:52 O`CLOCK P.M.

/s/ Jeffrey W. Bullock

Jeffrey W. Bullock, Secretary of State

2762925 8100X                             Authentication: 203332063
SR# 20166626634                                 Date: 11-14-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware
The First State
CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FIFTH
DAY OF MAY, A.D. 2005, AT 4:23 O`CLOCK P.M.
CERTIFICATE OF OWNERSHIP, CHANGING ITS NAME FROM "WIRELESS
FACILITIES, INC." TO "KRATOS DEFENSE & SECURITY SOLUTIONS,
INC.", FILED THE TWELFTH DAY OF SEPTEMBER, A.D. 2007, AT 10:57
O`CLOCK A.M.
CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF SEPTEMBER,
A.D. 2009, AT 11:48 O`CLOCK A.M.
CERTIFICATE OF OWNERSHIP, FILED THE FOURTH DAY OF APRIL,
A.D. 2011, AT 2:40 O`CLOCK P.M.

/s/ Jeffrey W. Bullock

Jeffrey W. Bullock, Secretary of State
2762925 8100X Authentication: 203332063
SR# 20166626634                                         Date: 11-14-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

WIRELESS FACILITIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the
"Corporation"), hereby certifies as follows:

1. The name of the Corporation is Wireless Facilities, Inc.

2. The original name of this Corporation is Wireless Facilities, Inc. and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was July 7, 1997.

3. The Amended and Restated Certificate of Incorporation of this
Corporation, in the form attached hereto as Exhibit A, has been duly adopted by the Board of Directors and by the stockholders of the corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of
Delaware.

4. The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and hereby incorporated by reference.

IN WITNESS WHEREOF, Wireless Facilities, Inc. has caused this Amended and
Restated Certificate of Incorporation to be signed by its Chief Executive
Officer and Secretary this 2nd day of November, 1999.

/s/ Massih Tayebi
-----------------------------------
Massih Tayebi, Ph.D.
Chief Executive Officer and Secretary

1.

Exhibit A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WIRELESS FACILITIES, INC.

I.

The name of this corporation is Wireless Facilities, Inc.

II.

The address of the registered office of the corporation in the State of
Delaware is 9 East Loockerman Street, City of Dover, County of Kent, and the
name of the registered agent of the corporation in the State of Delaware at such address is National Registered Agents, Inc.

III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

IV.

A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is two hundred million
(200,000,000) shares. One hundred ninety five million (195,000,000) shares shall be Common Stock, each having a par value of one tenth of one cent ($0.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($0.001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a
"Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

1.

V.

For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. 1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

2. Board of Directors

a. Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until such director's death, resignation or removal. No decrease in the number of directors constituting the
Board of Directors shall shorten the term of any incumbent director.

b. No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation (i) is subject to Section 2115(b) of the California
General Corporation Law ("CGCL") and (ii) is not a "listed" corporation or ceases to be a "listed" corporation under Section 301.5 of the CGCL. During this time, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

3. Removal of Directors

a. During such time or times that the corporation is subject to
Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire

2.

number of directors authorized at the time of such director's most recent election were then being elected.

b. At any time or times that the corporation is not subject to
Section 2115(b) of the CGCL and subject to any limitations imposed by law,
Section A(3)(a) above shall not apply and the Board of Directors or any director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors.

4. Vacancies

c. Subject to the rights of the holders of any series of Preferred
Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorshipsresulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of
Directors, and not by the stockholders (except as stockholders may have such rights as described below). Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

d. If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the
Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the
DGCL.

e. At any time or times that the Corporation is subject to Section
2115(b) of the CGCL, if, after the filling of any vacancy by the directors then in office, where the number of such directors voting to fill, such vacancy who have been elected by stockholders shall constitute less than a majority of the directors then in office, then

(i) Any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders; or

(ii) The Superior Court of the proper county shall, upon
application of such stockholder or stockholders, summarily order a special meeting of stockholders, to be held to elect the entire board, all in accordance with Section 305(c) of the CGCL. The term of office of any director shall terminate upon that election of a successor.

3.

B. 1. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the Corporation entitled to vote.
The Board of Directors shall also have the power to adopt, amend, or repeal
Bylaws.

2. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

3. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders by written consent.

4. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the
Bylaws of the Corporation.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the CGCL) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or through shareholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject, at any time or times the corporation is subject to Section 2115(b) to the limits on such excess indemnification set forth in Section 204 of the CGCL.

C. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Certificate of
Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the voting stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

4.

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

of

SERIES A PREFERRED STOCK

of

WIRELESS FACILITIES, INC.

I, Masood K. Tayebi, Chief Executive Officer of WIRELESS FACILITIES, INC.,
a corporation organized and existing under the laws of the State of Delaware
(the "Corporation"), in accordance with the provisions of Section 151 of the
Delaware General Corporation Law, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the
Corporation (the "Board of Directors") by the Certificate of Incorporation of
the Corporation and by Section 151(g) of the Delaware General Corporation Law,
on October 9, 2001, the Board of Directors adopted the following resolution, creating a series of shares of convertible preferred stock, Series A, designated as "Series A Preferred Stock":

"RESOLVED, that pursuant to the authority vested in the Board of Directors
(the "Board of Directors") of WIRELESS FACILITIES, INC., a corporation organized and existing under the laws of the State of Delaware (the
"Corporation"), by the Certificate of Incorporation of the Corporation (the
"Certificate of Incorporation"), the Board of Directors does hereby provide for the authorization and issuance of a series of convertible preferred stock, Series A, par value U.S.$0.001 per share, of the Corporation, to be designated "Series A Preferred Stock," initially consisting of 63,637 shares, and to the extent that the designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions of the Series A Preferred
Stock are not stated and expressed in the Certificate of Incorporation, the
Board of Directors does hereby fix and herein state and express such designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions thereof, as follows:

1. Designation and Rank.

(a) Sixty-three thousand six hundred thirty-seven (63,637) shares of the preferred stock of the Corporation, par value $0.001 per share, shall be designated and known as the "Series A Preferred Stock."

(b) The Series A Preferred Stock shall rank senior and prior to the common stock, par value U.S.$0.001 per share, of the Corporation (the "Common Stock"), and all other classes or series of the capital stock (other than preferred stock) of the Corporation (now or hereafter authorized or issued), with respect to the payment of any dividends, the conversion rights set forth herein and any payment upon liquidation or redemption. The Corporation may not issue any additional classes or series of preferred stock with liquidation, redemption or conversion rights or right of payment of any kind that is senior to the Series A
Preferred Stock, except pursuant to Section 12.

1.

2. Dividend Rights.

From and after the date hereof, when and if the Board of Directors declares a dividend or distribution payable with respect to the then-outstanding shares of Common Stock (other than in additional shares of Common Stock or Common Stock
Equivalents (as defined in Section 4(e)(i) below), the holders of the Series A
Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of
Series A Preferred Stock could then be converted pursuant to Section 4 hereof
(such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

3. Liquidation Rights.

(a) Liquidation Events. The occurrence of any of the following events shall be deemed a "Liquidation": (i) any liquidation, dissolution, or winding-up of the affairs of the Corporation; (ii) any transaction or series of related transactions in which securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding voting securities are acquired by a person, entity or group of related persons or entities, excluding any consolidation or merger effected exclusively to change the domicile of the Corporation; (iii) any consolidation, merger or reorganization of the Corporation with or into any other corporation or other entity or person pursuant to which the holders of the Corporation's outstanding securities receive, pursuant to such transaction, securities in the surviving entity that represent less than 50% of the voting power of such surviving entity; or (iv) any sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(b) Liquidation Preference.

(i) In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the holders of Common Stock, or any other class or series of stock subordinate in liquidation preference to the Series A Preferred Stock, the holders of the
Series A Preferred Stock shall be entitled to receive out of the assets of the
Corporation legally available for distribution to its stockholders, on behalf of each share of Series A Preferred Stock held by such holder, U.S.$550.00 (the
"Original Issue Price") (as appropriately adjusted for any combinations, divisions, or similar recapitalizations affecting the Series A Preferred Stock after issuance) and all accumulated or accrued and unpaid dividends thereon
(collectively, the "Series A Liquidation Preference").

(ii) If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the
Series A Preferred Stock the full amounts to which they are entitled pursuant to clause (b)(i) above, the holders of the Series A Preferred Stock shall share pro rata in any distribution of assets in proportion to the respective amounts which would be payable to the holders of the Series A Preferred Stock and any other class or series of capital stock of the Corporation ranking on par with the
Series A Preferred Stock in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to clause (b)(i)
above.

2.

(iii) After the distributions described in clause (b)(i) or (b)(ii)
above have been paid, subject to the rights of any other class or series of capital stock of the Corporation that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) Non-Cash Distributions. If any distribution to be made pursuant to this Section 3 is to be paid other than in cash or Common Stock or Common Stock
Equivalents, the value of such distribution will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by clause (ii) below:

(1) if traded on a securities exchange or through the Nasdaq
National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the
Liquidation;

(2) if actively traded over-the-counter, the value shall be
deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the Liquidation; and

(3) if there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to effectuate an appropriate discount from the market value, as determined by clause (i)(1), (2) or (3) of this Section 3(c), so as to reflect the approximate fair market value thereof, as determined by the Board of
Directors.

(iii) The holders of at least a majority of the outstanding Series A
Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 3(c), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

4. Conversion Rights.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Right"):

(a) Conversion Price. The "Conversion Price" shall, initially, be U.S.
$5.50 per share and shall be subject to adjustment as set forth below in
Sections 4(e) and 4(f).

3.

(b) Automatic Conversion. If the closing price for the shares of the
Corporation's Common Stock (trading on a securities exchange or through Nasdaq
National Market or other national exchange or market) exceeds $11.00 per share
(as adjusted for events described in Section 4(e)(ii) and 4(e)(iii) below) for any thirty consecutive trading day period that begins after July 29, 2004, then, upon such occurrence, each share of Series A Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the Original Issue Price of such share of Series A Preferred Stock (including any accumulated or accrued but unpaid dividends thereon) by (y) the Conversion Price. The date of such conversion is herein referred to as the "Conversion Date."

(c) Optional Conversion. The holders of the Series A Preferred Stock shall have the right, at any time, to convert the shares of Series A Preferred Stock held by such holder into that number of shares of Common Stock into which such shares are convertible pursuant to Section 4(b) ("Optional Conversion"). In the event of any Optional Conversion, the date of the such conversion shall be referred to as the "Optional Conversion Date."

(d) Mechanics of Conversion. On the Conversion Date or Optional Conversion
Date, as the case may be, (x) each holder shall tender such holder's shares of
Series A Preferred Stock to the Corporation for cancellation, free and clear of encumbrances of any type or nature, and (y) the Corporation shall cause to be delivered to such holder a number of shares of Common Stock as calculated pursuant to Section 4(b) above, free and clear of encumbrances of any type or nature. Each holder and the Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

(e) Certain Adjustments. To the extent that the holders of Series A
Preferred Stock do not participate fully with other stockholders of the
Corporation with respect to dividends paid pursuant to Section 2 hereof, the following adjustments shall be made to the Conversion Price:

(i) Adjustment for Common Stock Dividends and Distributions. If, at
any time after the original issue date of the Series A Preferred Stock (the
"Original Issue Date"), the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock
Equivalents, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock or Common
Stock Equivalents issuable in payment of such dividend or distribution;
provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(e)(i) to reflect the actual payment of such dividend or distribution.

4.

A "Common Stock Equivalent" shall mean each share of Common
Stock into which securities or property or rights are convertible, exchangeable or exercisable for or into shares of Common Stock, or otherwise entitle the holder thereof to receive directly or indirectly, any of the foregoing.

(ii) Adjustments for Stock Splits, Stock Subdivisions and
Combinations. If, at any time after the Original Issue Date, the Corporation subdivides or combines the Common Stock without making a corresponding subdivision or combination of the Series A Preferred Stock, (A) in the case of a subdivision (including a stock split), the Conversion Price in effect immediately prior to such event shall be proportionately decreased and the number of shares of Common Stock purchasable thereunder shall be proportionately increased, and (B) in the case of a combination (including a reverse stock split), the Conversion Price in effect immediately prior to such event shall be proportionately increased and the number of shares of Common Stock purchasable thereunder shall be proportionately decreased. Any adjustment under this Section
4(e)(ii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii) Adjustments for Reclassification, Reorganization and
Consolidation. In case of (A) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the Series A
Preferred Stock (other than a change in par value, or from par value to no par value) into other shares or securities of the Corporation, or (B) any merger or consolidation of the Corporation with or into another entity (other than a
Liquidation or a merger or consolidation with another entity in which the
Corporation is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon conversion of the Series A Preferred Stock) each holder of shares of Series A
Preferred Stock shall have the right to receive, in lieu of the shares of Common
Stock otherwise issuable upon the conversion of its shares of Series A Preferred
Stock (and accumulated or accrued and unpaid dividends then-outstanding thereunder) in accordance with Section 4(b), the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger or consolidation upon conversion by a holder of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such reclassification, reorganization, change, merger or consolidation, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The provisions of this clause (iii) shall similarly attach to successive reclassifications, reorganizations, changes, mergers and consolidations.

(f) Antidilution Adjustments. To the extent that (i) the Corporation issues after the Original Issue Date and before April 29, 2003, Additional
Shares of Common Stock (as defined below) (in one or more transactions, whether or not related), (ii) each such issuance is at an Effective Price (as defined below) per share less than Conversion Price then in effect and (iii) the aggregate gross proceeds of such issuances exceed $15 million, then the
Conversion Price shall be adjusted to equal the lowest Effective Price received by the Corporation pursuant to any such issuance. The previous sentence will apply to any issuances of Additional Shares of Common Stock after the $15 million threshold has been met (provided any such issuance is below the
Conversion Price then in effect) but will not apply to any issuance of
Additional Shares of

5.

Common Stock occurring after April 29, 2003. Notwithstanding the foregoing, the
Conversion Price shall in no event be lower than U.S.$3.77.

(i) For the purpose of making any adjustment required under Section
4(f), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company (except for purposes of determining if the $15 million threshold referred to above has been met, in which case the consideration received will be deemed to be the aggregate gross proceeds received by the
Company), (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of
Directors, and (C) if Additional Shares of Common Stock, Convertible Securities
(as defined below) or rights or options to purchase either Additional Shares of
Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or
rights or options; provided, however, that the holders of at least a majority of the outstanding Series A Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this
Section 4(f)(i), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the
Corporation and the challenging parties.

(ii) For the purpose of the adjustment required under this Section
4(f), if the Company issues or sells (A) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities
and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible
Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible
Securities, the minimum amounts of consideration, if any, payable to the Company
(other than by cancellation of liabilities or obligations evidenced by such
Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is

6.

reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities. No further adjustment of the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common
Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be readjusted to the
Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the
Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible
Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the
Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

"Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4(f), whether or not subsequently reacquired or retired by the Company other than (A)
shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued or issuable pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board; (B) shares of
Common Stock issued or issuable pursuant to any equipment loan or leasing arrangement, or debt financing from a bank or similar financial institution; (C)
shares of Common Stock issued or issuable in connection with licensing transactions involving the Company and other entities, including (1) joint ventures, manufacturing, marketing or distribution arrangements or (2)
technology transfer or development arrangements; provided that such transactions in (1) and (2) and the issuance of shares therein has been approved by a majority of the members of the Company's Board of Directors and the aggregate number of shares so issued does not exceed four million (4,000,000)(as adjusted for stock splits, stock dividends, stock combinations, recapitalizatons and the like); and (D) any other issuances approved by the holders of a majority of the
Series A Preferred Stock then outstanding.

The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common
Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4(f), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 4(f), for such
Additional Shares of Common Stock.

7.

5. Other Distributions.

In the event the Corporation provides the holders of its Common Stock with consideration that is not otherwise addressed in Section 4 (including, without limitation, declaring a distribution payable in securities, assets, cash or evidences of indebtedness issued by other persons or the Corporation (excluding cash dividends declared and paid by the Corporation out of retained earnings)), then, in each such case, the holders of the Series A Preferred Stock shall be entitled to a pro rata share of any such distribution as though such holders were holders of the number of shares of Common Stock of the Corporation as though the Series A Preferred Stock had been converted in whole as of the record date fixed for the determination of the holders of Common Stock of the
Corporation entitled to receive such distribution.

6. Recapitalizations.

If at any time there occurs a recapitalization of the Common Stock (other than a subdivision, combination, or merger or sale of assets provided for in
Section 4 hereof), the holders of the Series A Preferred Stock shall be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of capital stock or other securities or property of the Corporation or otherwise to which a holder of the Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4 hereof with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of Section 4 hereof (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

7. No Impairment.

The Corporation will not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Right of the holders of the Series A Preferred Stock against impairment.

8. No Fractional Shares and Certificate as to Adjustments.

(a) No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series A Preferred Stock. All shares of Common
Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to such fraction multiplied by the closing price of the Corporation's Common Stock on the Nasdaq National Market
(or any other national securities exchange on which the Common

8.

Stock is then traded) on the day immediately preceding the conversion. All calculations under Section 4 hereof and this Section 8(a) shall be made to the nearest cent or to the nearest share, as the case may be.

(b) Upon the occurrence of each adjustment or readjustment of the
Conversion Price pursuant to Section 4 hereof, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A
Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.
The Corporation shall, upon the written request at any time of any holder of
Series A Preferred Stock, use its reasonable best efforts to furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A
Preferred Stock.

9. Reservation of Stock Issuable Upon Conversion.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock that shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred
Stock; and if at any time the number of authorized but unissued shares of Common
Stock not otherwise reserved for issuance shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the
Corporation shall take such corporate action that may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common
Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of
Incorporation.

10. Notices.

Any notice required by the provisions hereof to be given to the holders of shares of Series A Preferred Stock shall be given in writing and shall be deemed to have been given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

11. Voting Rights.

Holders of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Corporation's Common Stock, including with respect to the election of directors of the Corporation, on an as if converted to Common Stock basis; provided, however, that the number of votes to which the Series A Preferred Stock is entitled shall be based on a conversion price of $5.50 per share, giving effect to any future adjustments pursuant to
Section

9.

4(e) above, but without giving any effect to any future adjustments pursuant to
Section 4(f) above.

12. Protective Provisions.

Subject to the rights of any series of preferred stock that may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting separately as a series:

(a) amend its Certificate of Incorporation (including the filing of a
Certificate of Designations) so as to (i) increase the number of authorized shares of the Corporation's preferred stock or (ii) affect adversely the shares of Series A Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior or pari passu in liquidation preference, redemption right, conversion rights or right of payment to the
Series A Preferred Stock;

(b) after the date of this Certificate of Designation, create any new debt instrument or create or increase any new or existing bank line (or similar arrangement pursuant to which the Company is or becomes indebted), so that the
Company's total indebtedness pursuant to such instruments, lines or arrangements exceeds $105,000,000 in the aggregate; or

(c) change the rights of the holders of the Series A Preferred Stock in any other respect;

provided, however, that the authorization and issuance of additional shares of
Common Stock, and creation of any series of preferred stock (or issuing shares under any such series) that is junior in right of payment upon liquidation, redemption, conversion and payment rights and otherwise to the Series A
Preferred Stock shall not be deemed to adversely affect the rights, preferences or privileges of the Series A Preferred Stock or any holder thereof or change the rights of the holders of the Series A Preferred Stock in any other respect.

The Series A Preferred Stock shall have no preemptive rights pursuant hereto.

13. Legend.

The Series A Preferred Stock and any underlying shares of Common Stock will be issued under an exemption or exemptions from registration under the Act.
Accordingly, the certificates evidencing the Series A Preferred Stock and the underlying Common Stock shall, upon issuance, contain a legend, substantially in the form as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
SECURITIES LAWS AND NO INTEREST HEREIN MAY BE SOLD, TRANSFERRED OR
OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO
SUCH SECURITIES SHALL BE EFFECTIVE UNDER

10.

THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE
TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY
SUCCESSOR RULE) OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED
AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY
SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE
SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.

14. Status of Converted Stock.

In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

[Signature page follows]

11.

IN WITNESS WHEREOF, said Wireless Facilities, Inc. has caused this
Certificate of Designations to be signed by Masood K. Tayebi, its Chief
Executive Officer, as of October 29, 2001.

WIRELESS FACILITIES, INC.

By: /s/ Masood K. Tayebi
----------------------------------
Name: Masood K. Tayebi
Title: Chief Executive Officer

12.

FORM OF CERTIFICATE OF DESIGNATIONS
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
of
SERIES B PREFERRED STOCK
of
WIRELESS FACILITIES, INC.

I, Masood K. Tayebi, Chief Executive Officer of WIRELESS FACILITIES, INC.,
a corporation organized and existing under the laws of the State of Delaware
(the "Corporation" or the "Company")), in accordance with the provisions of
Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the
Corporation (the "Board of Directors") by the Certificate of Incorporation of
the Corporation and by Section 151(g) of the Delaware General Corporation Law,
on May 16, 2002, the Board of Directors adopted the following resolution, creating a series of shares of convertible preferred stock, Series B, designated as "Series B Preferred Stock":

"RESOLVED, that pursuant to the authority vested in the Board of Directors
(the "Board of Directors") of WIRELESS FACILITIES, INC., a corporation organized and existing under the laws of the State of Delaware (the
"Corporation"), by the Certificate of Incorporation of the Corporation (the
"Certificate of Incorporation"), the Board of Directors does hereby provide for the authorization and issuance of a series of convertible preferred stock, Series B, par value U.S.$0.001 per share, of the Corporation, to be designated "Series B Preferred Stock," initially consisting of 90,000 shares, and to the extent that the designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions of the Series B Preferred
Stock are not stated and expressed in the Certificate of Incorporation, the
Board of Directors does hereby fix and herein state and express such designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions thereof, as follows:

1. Designation and Rank.

(a) Ninety thousand (90,000) shares of the preferred stock of the
Corporation, par value $0.001 per share, shall be designated and known as the
"Series B Preferred Stock."

(b) The Series B Preferred Stock shall rank senior and prior to the common stock, par value U.S.$0.001 per share, of the Corporation (the "Common Stock"), and all other classes or series of the capital stock (other than preferred stock) of the Corporation (now or hereafter authorized or issued), with respect to the payment of any dividends, the conversion rights set forth herein and any payment upon liquidation or redemption. The Series B Preferred Stock shall rank on par with the Series A Preferred Stock of the Corporation with respect to the payment of any dividends, the conversion rights set forth herein and any payment upon liquidation or redemption. The Corporation may not issue any additional classes or series of preferred stock with liquidation, redemption or conversion rights or right of payment of any kind that is senior to the Series B Preferred
Stock, except pursuant to Section 12.

1.

2. Dividend Rights.

From and after the date hereof, when and if the Board of Directors declares a dividend or distribution payable with respect to the then-outstanding shares of Common Stock (other than in additional shares of Common Stock or Common Stock
Equivalents (as defined in Section 4(e)(i) below), the holders of the Series B
Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of
Series B Preferred Stock could then be converted pursuant to Section 4 hereof
(such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

3. Liquidation Rights.

(a) Liquidation Events. The occurrence of any of the following events shall be deemed a "Liquidation": (i) any liquidation, dissolution, or winding-up of the affairs of the Corporation; (ii) any transaction or series of related transactions in which securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding voting securities are acquired by a person, entity or group of related persons or entities, excluding any consolidation or merger effected exclusively to change the domicile of the Corporation; (iii) any consolidation, merger or reorganization of the Corporation with or into any other corporation or other entity or person pursuant to which the holders of the Corporation's outstanding securities receive, pursuant to such transaction, securities in the surviving entity that represent less than 50% of the voting power of such surviving entity; or (iv) any sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(b) Liquidation Preference.

(i) In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the holders of Common Stock, or any other class or series of stock subordinate in liquidation preference to the Series B Preferred Stock, the holders of the
Series B Preferred Stock shall be entitled to receive out of the assets of the
Corporation legally available for distribution to its stockholders, on behalf of each share of Series B Preferred Stock held by such holder, U.S.$500.00 (the
"Original Issue Price") (as appropriately adjusted for any combinations, divisions, or similar recapitalizations affecting the Series B Preferred Stock after issuance) and all accumulated or accrued and unpaid dividends thereon
(collectively, the "Series B Liquidation Preference").

(ii) If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the
Series B Preferred Stock the full amounts to which they are entitled pursuant to clause (b)(i) above, the holders of the Series B Preferred Stock shall share pro rata in any distribution of assets in proportion to the respective amounts which would be payable to the holders of the Series B Preferred Stock and any other class or series of capital stock of the Corporation ranking on par with the
Series B Preferred Stock in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to clause (b)(i)
above.

2.

(iii) After the distributions described in clause (b)(i) or (b)(ii)
above have been paid, subject to the rights of any other class or series of capital stock of the Corporation that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) Non-Cash Distributions. If any distribution to be made pursuant to this
Section 3 is to be paid other than in cash or Common Stock or Common Stock
Equivalents, the value of such distribution will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by clause (ii) below:

(1) if traded on a securities exchange or through the Nasdaq
National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the
Liquidation;

(2) if actively traded over-the-counter, the value shall be
deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the Liquidation; and

(3) if there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to effectuate an appropriate discount from the market value, as determined by clause (i)(1), (2) or (3) of this Section 3(c), so as to reflect the approximate fair market value thereof, as determined by the Board of
Directors.

(iii) The holders of at least a majority of the outstanding Series B
Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 3(c), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

4. Conversion Rights.

The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Right"):

(a) Conversion Price. The "Conversion Price" shall, initially, be U.S.$5.00 per share and shall be subject to adjustment as set forth below in Sections 4(e)
and 4(f).

3.

(b) Automatic Conversion. If the closing price for the shares of the
Corporation's Common Stock (trading on a securities exchange or through Nasdaq
National Market or other national exchange or market) exceeds $11.00 per share
(as adjusted for events described in Section 4(e)(ii) and 4(e)(iii) below) for any thirty consecutive trading day period that begins after February 28, 2005, then, upon such occurrence, each share of Series B Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the Original Issue Price of such share of Series B Preferred Stock (including any accumulated or accrued but unpaid dividends thereon) by (y) the Conversion Price. The date of such conversion is herein referred to as the "Conversion Date."

(c) Optional Conversion. The holders of the Series B Preferred Stock shall have the right, at any time, to convert the shares of Series B Preferred Stock held by such holder into that number of shares of Common Stock into which such shares are convertible pursuant to Section 4(b) ("Optional Conversion"). In the event of any Optional Conversion, the date of such conversion shall be referred to as the "Optional Conversion Date."

(d) Mechanics of Conversion. On the Conversion Date or Optional Conversion
Date, as the case may be, (x) each holder shall tender such holder's shares of
Series B Preferred Stock to the Corporation for cancellation, free and clear of encumbrances of any type or nature, and (y) the Corporation shall cause to be delivered to such holder a number of shares of Common Stock as calculated pursuant to Section 4(b) above, free and clear of encumbrances of any type or nature. Each holder and the Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

(e) Certain Adjustments. To the extent that the holders of Series B
Preferred Stock do not participate fully with other stockholders of the
Corporation with respect to dividends paid pursuant to Section 2 hereof, the following adjustments shall be made to the Conversion Price:

(i) Adjustment for Common Stock Dividends and Distributions. If, at
any time after the original issue date of the Series B Preferred Stock (the
"Original Issue Date"), the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock
Equivalents, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock or Common
Stock Equivalents issuable in payment of such dividend or distribution;
provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(e)(i) to reflect the actual payment of such dividend or distribution.

4.

A "Common Stock Equivalent" shall mean each share of Common Stock into which securities or property or rights are convertible, exchangeable or exercisable for or into shares of Common Stock, or otherwise entitle the holder thereof to receive directly or indirectly, any of the foregoing.

(ii) Adjustments for Stock Splits, Stock Subdivisions and
Combinations. If, at any time after the Original Issue Date, the Corporation subdivides or combines the Common Stock without making a corresponding subdivision or combination of the Series B Preferred Stock, (A) in the case of a subdivision (including a stock split), the Conversion Price in effect immediately prior to such event shall be proportionately decreased and the number of shares of Common Stock purchasable thereunder shall be proportionately increased, and (B) in the case of a combination (including a reverse stock split), the Conversion Price in effect immediately prior to such event shall be proportionately increased and the number of shares of Common Stock purchasable thereunder shall be proportionately decreased. Any adjustment under this Section
4(e)(ii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii) Adjustments for Reclassification, Reorganization and
Consolidation. In case of (A) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the Series B
Preferred Stock (other than a change in par value, or from par value to no par value) into other shares or securities of the Corporation, or (B) any merger or consolidation of the Corporation with or into another entity (other than a
Liquidation or a merger or consolidation with another entity in which the
Corporation is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon conversion of the Series B Preferred Stock) each holder of shares of Series B
Preferred Stock shall have the right to receive, in lieu of the shares of Common
Stock otherwise issuable upon the conversion of its shares of Series B Preferred
Stock (and accumulated or accrued and unpaid dividends then-outstanding thereunder) in accordance with Section 4(b), the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger or consolidation upon conversion by a holder of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such reclassification, reorganization, change, merger or consolidation, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The provisions of this clause (iii) shall similarly attach to successive reclassifications, reorganizations, changes, mergers and consolidations.

(f) Antidilution Adjustments. To the extent that (i) the Corporation issues after the Original Issue Date and before November 28, 2003, Additional Shares of
Common Stock (as defined below) (in one or more transactions, whether or not related), (ii) each such issuance is at an Effective Price (as defined below)
per share less than Conversion Price then in effect and (iii) the aggregate gross proceeds of such issuances exceed $15 million, then the Conversion Price shall be adjusted to equal the lowest Effective Price received by the
Corporation pursuant to any such issuance. The previous sentence will apply to any issuances of Additional Shares of Common Stock after the $15 million threshold has been met (provided any such issuance is below the Conversion Price then in effect) but will not apply to any issuance of Additional

5.

Shares of Common Stock occurring after November 28, 2003. Notwithstanding the foregoing, the Conversion Price shall in no event be lower than U.S.$[4.17].

(i) For the purpose of making any adjustment required under Section
4(f), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company (except for purposes of determining if the $15 million threshold referred to above has been met, in which case the consideration received will be deemed to be the aggregate gross proceeds received by the
Company), (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of
Directors, and (C) if Additional Shares of Common Stock, Convertible Securities
(as defined below) or rights or options to purchase either Additional Shares of
Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or
rights or options; provided, however, that the holders of at least a majority of the outstanding Series B Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this
Section 4(f)(i), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the
Corporation and the challenging parties.

(ii) For the purpose of the adjustment required under this Section
4(f), if the Company issues or sells (A) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities
and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible
Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible
Securities, the minimum amounts of consideration, if any, payable to the Company
(other than by cancellation of liabilities or obligations evidenced by such
Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is

6.

reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities. No further adjustment of the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common
Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be readjusted to the
Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the
Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible
Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the
Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

"Additional Shares of Common Stock" shall mean all shares of
Common Stock issued by the Company or deemed to be issued pursuant to this
Section 4(f), whether or not subsequently reacquired or retired by the Company other than (A) shares of Common Stock and/or options, warrants or other Common
Stock purchase rights, and the Common Stock issued or issuable pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the
Board; (B) shares of Common Stock issued or issuable pursuant to any equipment loan or leasing arrangement, or debt financing from a bank or similar financial institution; (C) shares of Common Stock issued or issuable in connection with licensing transactions involving the Company and other entities, including (1)
joint ventures, manufacturing, marketing or distribution arrangements or (2)
technology transfer or development arrangements; provided that such transactions in (1) and (2) and the issuance of shares therein has been approved by a majority of the members of the Company's Board of Directors and the aggregate number of shares so issued does not exceed four million (4,000,000)(as adjusted for stock splits, stock dividends, stock combinations, recapitalizatons and the like); and (D) any other issuances approved by the holders of a majority of the
Series B Preferred Stock then outstanding.

The "Effective Price" of Additional Shares of Common Stock
shall mean the quotient determined by dividing the total number of Additional
Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4(f), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section
4(f), for such Additional Shares of Common Stock.

7.

5. Other Distributions.

In the event the Corporation provides the holders of its Common Stock with consideration that is not otherwise addressed in Section 4 (including, without limitation, declaring a distribution payable in securities, assets, cash or evidences of indebtedness issued by other persons or the Corporation (excluding cash dividends declared and paid by the Corporation out of retained earnings)), then, in each such case, the holders of the Series B Preferred Stock shall be entitled to a pro rata share of any such distribution as though such holders were holders of the number of shares of Common Stock of the Corporation as though the Series B Preferred Stock had been converted in whole as of the record date fixed for the determination of the holders of Common Stock of the
Corporation entitled to receive such distribution.

6. Recapitalizations.

If at any time there occurs a recapitalization of the Common Stock (other than a subdivision, combination, or merger or sale of assets provided for in
Section 4 hereof), the holders of the Series B Preferred Stock shall be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of capital stock or other securities or property of the Corporation or otherwise to which a holder of the Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4 hereof with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of Section 4 hereof (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

7. No Impairment.

The Corporation will not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Right of the holders of the Series B Preferred Stock against impairment.

8. No Fractional Shares and Certificate as to Adjustments.

(a) No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series B Preferred Stock. All shares of Common
Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to such fraction multiplied by the closing price of the Corporation's Common Stock on the Nasdaq National Market
(or any other national securities exchange on which the Common

8.

Stock is then traded) on the day immediately preceding the conversion. All calculations under Section 4 hereof and this Section 8(a) shall be made to the nearest cent or to the nearest share, as the case may be.

(b) Upon the occurrence of each adjustment or readjustment of the
Conversion Price pursuant to Section 4 hereof, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series B
Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.
The Corporation shall, upon the written request at any time of any holder of
Series B Preferred Stock, use its reasonable best efforts to furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B
Preferred Stock.

9. Reservation of Stock Issuable Upon Conversion.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock that shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred
Stock; and if at any time the number of authorized but unissued shares of Common
Stock not otherwise reserved for issuance shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the
Corporation shall take such corporate action that may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common
Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of
Incorporation.

10. Notices.

Any notice required by the provisions hereof to be given to the holders of shares of Series B Preferred Stock shall be given in writing and shall be deemed to have been given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted, and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

11. Voting Rights.

Holders of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Corporation's Common Stock, including with respect to the election of directors of the Corporation, on an as if converted to Common Stock basis; provided, however, that the number of votes to which the Series B Preferred Stock is entitled shall be based on a conversion price of $5.00 per share, giving effect to any future adjustments pursuant to
Section

9.

4(e) above, but without giving any effect to any future adjustments pursuant to
Section 4(f) above.

12. Protective Provisions.

Subject to the rights of any series of preferred stock that may from time to time come into existence, so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series B Preferred Stock, voting separately as a series:

(a) amend its Certificate of Incorporation (including the filing of a
Certificate of Designations) so as to (i) increase the number of authorized shares of the Corporation's preferred stock or (ii) affect adversely the shares of Series B Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior or pari passu in liquidation preference, redemption right, conversion rights or right of payment to the
Series B Preferred Stock;

(b) after the date of this Certificate of Designation, create any new debt instrument or create or increase any new or existing bank line (or similar arrangement pursuant to which the Company is or becomes indebted), so that the
Company's total indebtedness pursuant to such instruments, lines or arrangements exceeds $105,000,000 in the aggregate; or

(c) change the rights of the holders of the Series B Preferred Stock in any other respect;

provided, however, that the authorization and issuance of additional shares of
Common Stock, and creation of any series of preferred stock (or issuing shares under any such series) that is junior in right of payment upon liquidation, redemption, conversion and payment rights and otherwise to the Series B
Preferred Stock shall not be deemed to adversely affect the rights, preferences or privileges of the Series B Preferred Stock or any holder thereof or change the rights of the holders of the Series B Preferred Stock in any other respect.

The Series B Preferred Stock shall have no preemptive rights pursuant hereto.

13. Legend.

The Series B Preferred Stock and any underlying shares of Common Stock will be issued under an exemption or exemptions from registration under the Act.
Accordingly, the certificates evidencing the Series B Preferred Stock and the underlying Common Stock shall, upon issuance, contain a legend, substantially in the form as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
SECURITIES LAWS AND NO INTEREST HEREIN MAY BE SOLD, TRANSFERRED OR
OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO
SUCH SECURITIES SHALL BE EFFECTIVE UNDER

10.

THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE
TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY SUCCESSOR
RULE) OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF
COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER
THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED
IN SUCH TRANSFER.

14. Status of Converted Stock.

In the event any shares of Series B Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

[Signature page follows]

11.

IN WITNESS WHEREOF, said Wireless Facilities, Inc. has caused this
Certificate of Designations to be signed by Masood K. Tayebi, its Chief
Executive Officer, as of May 28, 2002.

WIRELESS FACILITIES, INC.

By:/s/Masood K. Tayebi
-------------------------------------
Name: Masood K. Tayebi
Title: Chief Executive Officer

12.

CERTIFICATE OF CORRECTION OF THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B PREFERRED STOCK OF WIRELESS FACILITIES, INC.

WIRELESS FACILITIES, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, DOES HEREBY CERTIFY:

1.    The name of the Corporation is Wireless Facilities, Inc.

1.
The instrument being corrected is entitled: Certificate of Designations, Preferences and Rights of Series B Preferred Stock of Wireless Facilities, Inc., which was filed on May 30, 2002 with the Secretary of State of the State of Delaware (the “Certificate of Designations”).

2.	The caption for the second paragraph was inadvertently omitted. The caption should be inserted to read “FIRST:”.

3.	Article 1, Section 4(f) of the Certificate of Designations had a typographical error. The dollar amount in the last sentence should be U.S.$4.17 not U.S.$4.72.

5.	The penultimate paragraph was inadvertently omitted. It should read in its entirety as follows:

“SECOND: That the authorization of, and the filing of this Certificate of Designations relating to, the Series B Preferred Stock has been duly approved by the holders of the Company's Series A Preferred Stock in accordance with the Company's Amended and Restated Certificate of Incorporation, as amended by the Certificate of Designations filed on October 29, 2001, and Section 242 of the Delaware General Corporation Law.”

6.	The Certificate of Designations, Preferences and Rights of Series B Preferred Stock, as corrected, is set forth in its entirety as Exhibit A hereto.

IN WITNESS WHEREOF, Wireless Facilities, Inc., acting pursuant to Section 103(f) of the Delaware General Corporation Law, has caused this Corrected Certificate of Designations, Preferences and Rights of Series B Preferred Stock to be signed by its Vice President, Legal Affairs, General Counsel and Secretary this 30th day of May, 2002.

Wireless Facilities, Inc.

By: /s/ Wm. Bradford Weller
Wm. Bradford Weller
Vice President, Legal Affairs, General Counsel and Secretary

CORRECTED
FORM OF CERTIFICATE OF DESIGNATIONS
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
of
SERIES B PREFERRED STOCK
of
WIRELESS FACILITIES, INC.

I, Masood K. Tayebi, Chief Executive Officer of WIRELESS FACILITIES, INC.,
a corporation organized and existing under the laws of the State of Delaware
(the "Corporation" or the "Company")), in accordance with the provisions of
Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

FIRST: That pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Certificate of
Incorporation of the Corporation and by Section 151(g) of the Delaware General
Corporation Law, on May 16, 2002, the Board of Directors adopted the following resolution, creating a series of shares of convertible preferred stock, Series
B, designated as "Series B Preferred Stock":

"RESOLVED, that pursuant to the authority vested in the Board of Directors
(the "Board of Directors") of WIRELESS FACILITIES, INC., a corporation organized and existing under the laws of the State of Delaware (the
"Corporation"), by the Certificate of Incorporation of the Corporation (the
"Certificate of Incorporation"), the Board of Directors does hereby provide for the authorization and issuance of a series of convertible preferred stock, Series B, par value U.S.$0.001 per share, of the Corporation, to be designated "Series B Preferred Stock," initially consisting of 90,000 shares, and to the extent that the designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions of the Series B Preferred
Stock are not stated and expressed in the Certificate of Incorporation, the
Board of Directors does hereby fix and herein state and express such designations, powers, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, and restrictions thereof, as follows:

1. Designation and Rank.

(a) Ninety thousand (90,000) shares of the preferred stock of the
Corporation, par value $0.001 per share, shall be designated and known as the
"Series B Preferred Stock."

(b) The Series B Preferred Stock shall rank senior and prior to the common stock, par value U.S.$0.001 per share, of the Corporation (the "Common Stock"), and all other classes or series of the capital stock (other than preferred stock) of the Corporation (now or hereafter authorized or issued), with respect to the payment of any dividends, the conversion rights set forth herein and any payment upon liquidation or redemption. The Series B Preferred Stock shall rank on par with the Series A Preferred Stock of the Corporation with respect to the payment of any dividends, the conversion rights set forth herein and any payment upon liquidation or redemption. The Corporation may not issue any additional classes or series of preferred stock with liquidation, redemption or conversion rights or right of payment of any kind that is senior to the Series B Preferred
Stock, except pursuant to Section 12.

1.

2. Dividend Rights.

From and after the date hereof, when and if the Board of Directors declares a dividend or distribution payable with respect to the then-outstanding shares of Common Stock (other than in additional shares of Common Stock or Common Stock
Equivalents (as defined in Section 4(e)(i) below), the holders of the Series B
Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of
Series B Preferred Stock could then be converted pursuant to Section 4 hereof
(such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

3. Liquidation Rights.

(a) Liquidation Events. The occurrence of any of the following events shall be deemed a "Liquidation": (i) any liquidation, dissolution, or winding-up of the affairs of the Corporation; (ii) any transaction or series of related transactions in which securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding voting securities are acquired by a person, entity or group of related persons or entities, excluding any consolidation or merger effected exclusively to change the domicile of the Corporation; (iii) any consolidation, merger or reorganization of the Corporation with or into any other corporation or other entity or person pursuant to which the holders of the Corporation's outstanding securities receive, pursuant to such transaction, securities in the surviving entity that represent less than 50% of the voting power of such surviving entity; or (iv) any sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(b) Liquidation Preference.

(i) In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the holders of Common Stock, or any other class or series of stock subordinate in liquidation preference to the Series B Preferred Stock, the holders of the
Series B Preferred Stock shall be entitled to receive out of the assets of the
Corporation legally available for distribution to its stockholders, on behalf of each share of Series B Preferred Stock held by such holder, U.S.$500.00 (the
"Original Issue Price") (as appropriately adjusted for any combinations, divisions, or similar recapitalizations affecting the Series B Preferred Stock after issuance) and all accumulated or accrued and unpaid dividends thereon
(collectively, the "Series B Liquidation Preference").

(ii) If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the
Series B Preferred Stock the full amounts to which they are entitled pursuant to clause (b)(i) above, the holders of the Series B Preferred Stock shall share pro rata in any distribution of assets in proportion to the respective amounts which would be payable to the holders of the Series B Preferred Stock and any other class or series of capital stock of the Corporation ranking on par with the
Series B Preferred Stock in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to clause (b)(i)
above.

2.

(iii) After the distributions described in clause (b)(i) or (b)(ii)
above have been paid, subject to the rights of any other class or series of capital stock of the Corporation that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) Non-Cash Distributions. If any distribution to be made pursuant to this
Section 3 is to be paid other than in cash or Common Stock or Common Stock
Equivalents, the value of such distribution will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by clause (ii) below:

(1) if traded on a securities exchange or through the Nasdaq
National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the
Liquidation;

(2) if actively traded over-the-counter, the value shall be
deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading day period ending three (3) trading days prior to the occurrence of the Liquidation; and

(3) if there is no active public market, the value shall be the fair market value thereof, as determined by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to effectuate an appropriate discount from the market value, as determined by clause (i)(1), (2) or (3) of this Section 3(c), so as to reflect the approximate fair market value thereof, as determined by the Board of
Directors.

(iii) The holders of at least a majority of the outstanding Series B
Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this Section 3(c), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

4. Conversion Rights.

The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Right"):

(a) Conversion Price. The "Conversion Price" shall, initially, be U.S.$5.00 per share and shall be subject to adjustment as set forth below in Sections 4(e)
and 4(f).

3.

(b) Automatic Conversion. If the closing price for the shares of the
Corporation's Common Stock (trading on a securities exchange or through Nasdaq
National Market or other national exchange or market) exceeds $11.00 per share
(as adjusted for events described in Section 4(e)(ii) and 4(e)(iii) below) for any thirty consecutive trading day period that begins after February 28, 2005, then, upon such occurrence, each share of Series B Preferred Stock shall be automatically converted into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the Original Issue Price of such share of Series B Preferred Stock (including any accumulated or accrued but unpaid dividends thereon) by (y) the Conversion Price. The date of such conversion is herein referred to as the "Conversion Date."

(c) Optional Conversion. The holders of the Series B Preferred Stock shall have the right, at any time, to convert the shares of Series B Preferred Stock held by such holder into that number of shares of Common Stock into which such shares are convertible pursuant to Section 4(b) ("Optional Conversion"). In the event of any Optional Conversion, the date of such conversion shall be referred to as the "Optional Conversion Date."

(d) Mechanics of Conversion. On the Conversion Date or Optional Conversion
Date, as the case may be, (x) each holder shall tender such holder's shares of
Series B Preferred Stock to the Corporation for cancellation, free and clear of encumbrances of any type or nature, and (y) the Corporation shall cause to be delivered to such holder a number of shares of Common Stock as calculated pursuant to Section 4(b) above, free and clear of encumbrances of any type or nature. Each holder and the Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

(e) Certain Adjustments. To the extent that the holders of Series B
Preferred Stock do not participate fully with other stockholders of the
Corporation with respect to dividends paid pursuant to Section 2 hereof, the following adjustments shall be made to the Conversion Price:

(i) Adjustment for Common Stock Dividends and Distributions. If, at
any time after the original issue date of the Series B Preferred Stock (the
"Original Issue Date"), the Corporation makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock
Equivalents, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock and Common Stock Equivalents issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock or Common
Stock Equivalents issuable in payment of such dividend or distribution;
provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(e)(i) to reflect the actual payment of such dividend or distribution.

4.

A "Common Stock Equivalent" shall mean each share of Common Stock into which securities or property or rights are convertible, exchangeable or exercisable for or into shares of Common Stock, or otherwise entitle the holder thereof to receive directly or indirectly, any of the foregoing.

(ii) Adjustments for Stock Splits, Stock Subdivisions and
Combinations. If, at any time after the Original Issue Date, the Corporation subdivides or combines the Common Stock without making a corresponding subdivision or combination of the Series B Preferred Stock, (A) in the case of a subdivision (including a stock split), the Conversion Price in effect immediately prior to such event shall be proportionately decreased and the number of shares of Common Stock purchasable thereunder shall be proportionately increased, and (B) in the case of a combination (including a reverse stock split), the Conversion Price in effect immediately prior to such event shall be proportionately increased and the number of shares of Common Stock purchasable thereunder shall be proportionately decreased. Any adjustment under this Section
4(e)(ii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii) Adjustments for Reclassification, Reorganization and
Consolidation. In case of (A) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the Series B
Preferred Stock (other than a change in par value, or from par value to no par value) into other shares or securities of the Corporation, or (B) any merger or consolidation of the Corporation with or into another entity (other than a
Liquidation or a merger or consolidation with another entity in which the
Corporation is the acquiring and the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon conversion of the Series B Preferred Stock) each holder of shares of Series B
Preferred Stock shall have the right to receive, in lieu of the shares of Common
Stock otherwise issuable upon the conversion of its shares of Series B Preferred
Stock (and accumulated or accrued and unpaid dividends then-outstanding thereunder) in accordance with Section 4(b), the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger or consolidation upon conversion by a holder of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such reclassification, reorganization, change, merger or consolidation, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The provisions of this clause (iii) shall similarly attach to successive reclassifications, reorganizations, changes, mergers and consolidations.

(f) Antidilution Adjustments. To the extent that (i) the Corporation issues after the Original Issue Date and before November 30, 2003, Additional Shares of
Common Stock (as defined below) (in one or more transactions, whether or not related), (ii) each such issuance is at an Effective Price (as defined below)
per share less than Conversion Price then in effect and (iii) the aggregate gross proceeds of such issuances exceed $15 million, then the Conversion Price shall be adjusted to equal the lowest Effective Price received by the
Corporation pursuant to any such issuance. The previous sentence will apply to any issuances of Additional Shares of Common Stock after the $15 million threshold has been met (provided any such issuance is below the Conversion Price then in effect) but will not apply to any issuance of Additional

5.

Shares of Common Stock occurring after November 30, 2003. Notwithstanding the foregoing, the Conversion Price shall in no event be lower than U.S.$4.17.

(i) For the purpose of making any adjustment required under Section
4(f), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company (except for purposes of determining if the $15 million threshold referred to above has been met, in which case the consideration received will be deemed to be the aggregate gross proceeds received by the
Company), (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of
Directors, and (C) if Additional Shares of Common Stock, Convertible Securities
(as defined below) or rights or options to purchase either Additional Shares of
Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or
rights or options; provided, however, that the holders of at least a majority of the outstanding Series B Preferred Stock shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this
Section 4(f)(i), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the
Corporation and the challenging parties.

(ii) For the purpose of the adjustment required under this Section
4(f), if the Company issues or sells (A) stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities
and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible
Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible
Securities, the minimum amounts of consideration, if any, payable to the Company
(other than by cancellation of liabilities or obligations evidenced by such
Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is

6.

reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or
Convertible Securities. No further adjustment of the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common
Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be readjusted to the
Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the
Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible
Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the
Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

"Additional Shares of Common Stock" shall mean all shares of
Common Stock issued by the Company or deemed to be issued pursuant to this
Section 4(f), whether or not subsequently reacquired or retired by the Company other than (A) shares of Common Stock and/or options, warrants or other Common
Stock purchase rights, and the Common Stock issued or issuable pursuant to such options, warrants or other rights to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the
Board; (B) shares of Common Stock issued or issuable pursuant to any equipment loan or leasing arrangement, or debt financing from a bank or similar financial institution; (C) shares of Common Stock issued or issuable in connection with licensing transactions involving the Company and other entities, including (1)
joint ventures, manufacturing, marketing or distribution arrangements or (2)
technology transfer or development arrangements; provided that such transactions in (1) and (2) and the issuance of shares therein has been approved by a majority of the members of the Company's Board of Directors and the aggregate number of shares so issued does not exceed four million (4,000,000)(as adjusted for stock splits, stock dividends, stock combinations, recapitalizatons and the like); and (D) any other issuances approved by the holders of a majority of the
Series B Preferred Stock then outstanding.

The "Effective Price" of Additional Shares of Common Stock
shall mean the quotient determined by dividing the total number of Additional
Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 4(f), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section
4(f), for such Additional Shares of Common Stock.

7.

5. Other Distributions.

In the event the Corporation provides the holders of its Common Stock with consideration that is not otherwise addressed in Section 4 (including, without limitation, declaring a distribution payable in securities, assets, cash or evidences of indebtedness issued by other persons or the Corporation (excluding cash dividends declared and paid by the Corporation out of retained earnings)), then, in each such case, the holders of the Series B Preferred Stock shall be entitled to a pro rata share of any such distribution as though such holders were holders of the number of shares of Common Stock of the Corporation as though the Series B Preferred Stock had been converted in whole as of the record date fixed for the determination of the holders of Common Stock of the
Corporation entitled to receive such distribution.

6. Recapitalizations.

If at any time there occurs a recapitalization of the Common Stock (other than a subdivision, combination, or merger or sale of assets provided for in
Section 4 hereof), the holders of the Series B Preferred Stock shall be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of capital stock or other securities or property of the Corporation or otherwise to which a holder of the Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4 hereof with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of Section 4 hereof (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

7. No Impairment.

The Corporation will not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Right of the holders of the Series B Preferred Stock against impairment.

8. No Fractional Shares and Certificate as to Adjustments.

(a) No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series B Preferred Stock. All shares of Common
Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to such fraction multiplied by the closing price of the Corporation's Common Stock on the Nasdaq National Market
(or any other national securities exchange on which the Common

8.

Stock is then traded) on the day immediately preceding the conversion. All calculations under Section 4 hereof and this Section 8(a) shall be made to the nearest cent or to the nearest share, as the case may be.

(b) Upon the occurrence of each adjustment or readjustment of the
Conversion Price pursuant to Section 4 hereof, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series B
Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.
The Corporation shall, upon the written request at any time of any holder of
Series B Preferred Stock, use its reasonable best efforts to furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B
Preferred Stock.

9. Reservation of Stock Issuable Upon Conversion.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock that shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred
Stock; and if at any time the number of authorized but unissued shares of Common
Stock not otherwise reserved for issuance shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the
Corporation shall take such corporate action that may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common
Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of
Incorporation.

10. Notices.

Any notice required by the provisions hereof to be given to the holders of shares of Series B Preferred Stock shall be given in writing and shall be deemed to have been given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted, and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

11. Voting Rights.

Holders of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Corporation's Common Stock, including with respect to the election of directors of the Corporation, on an as if converted to Common Stock basis; provided, however, that the number of votes to which the Series B Preferred Stock is entitled shall be based on a conversion price of $5.00 per share, giving effect to any future adjustments pursuant to
Section

9.

4(e) above, but without giving any effect to any future adjustments pursuant to
Section 4(f) above.

12. Protective Provisions.

Subject to the rights of any series of preferred stock that may from time to time come into existence, so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series B Preferred Stock, voting separately as a series:

(a) amend its Certificate of Incorporation (including the filing of a
Certificate of Designations) so as to (i) increase the number of authorized shares of the Corporation's preferred stock or (ii) affect adversely the shares of Series B Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior or pari passu in liquidation preference, redemption right, conversion rights or right of payment to the
Series B Preferred Stock;

(b) after the date of this Certificate of Designation, create any new debt instrument or create or increase any new or existing bank line (or similar arrangement pursuant to which the Company is or becomes indebted), so that the
Company's total indebtedness pursuant to such instruments, lines or arrangements exceeds $105,000,000 in the aggregate; or

(c) change the rights of the holders of the Series B Preferred Stock in any other respect;

provided, however, that the authorization and issuance of additional shares of
Common Stock, and creation of any series of preferred stock (or issuing shares under any such series) that is junior in right of payment upon liquidation, redemption, conversion and payment rights and otherwise to the Series B
Preferred Stock shall not be deemed to adversely affect the rights, preferences or privileges of the Series B Preferred Stock or any holder thereof or change the rights of the holders of the Series B Preferred Stock in any other respect.

The Series B Preferred Stock shall have no preemptive rights pursuant hereto.

13. Legend.

The Series B Preferred Stock and any underlying shares of Common Stock will be issued under an exemption or exemptions from registration under the Act.
Accordingly, the certificates evidencing the Series B Preferred Stock and the underlying Common Stock shall, upon issuance, contain a legend, substantially in the form as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S.
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
SECURITIES LAWS AND NO INTEREST HEREIN MAY BE SOLD, TRANSFERRED OR
OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO
SUCH SECURITIES SHALL BE EFFECTIVE UNDER

10.

THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE
TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY SUCCESSOR
RULE) OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF
COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER
THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED
IN SUCH TRANSFER.

14. Status of Converted Stock.

In the event any shares of Series B Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

SECOND: That the authorization of, and the filing of this Certificate of
Designations relating to, the Series B Preferred Stock has been duly approved by the holders of the Company's Series A Preferred Stock in accordance with the
Company's Amended and Restated Certificate of Incorporation, as amended by the
Certificate of Designations filed on October 29, 2001, and Section 242 of the
Delaware General Corporation Law.

[Signature page follows]

11.

IN WITNESS WHEREOF, said Wireless Facilities, Inc. has caused this
Certificate of Designations to be signed by Masood K. Tayebi, its Chief
Executive Officer, as of May 30, 2002.

WIRELESS FACILITIES, INC.

By: /s/ Masood K. Tayebi
-------------------------------------
Name: Masood K. Tayebi
Title: Chief Executive Officer

12.

CERTIFICATE OF DESIGNATION
OF THE
SERIES C PREFERRED STOCK
OF
WIRELESS FACILITIES, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

The undersigned officers of Wireless Facilities, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

That, pursuant to the authority conferred upon the Board of Directors of the Corporation by its Amended and Restated Certificate of Incorporation (the “Certificate”), the said Board of Directors unanimously adopted the following resolution by written consent on December 16, 2004, which resolution remains in full force and effect on the date hereof, creating a series of Preferred Stock having a par value of $0.001 per share, designated as Series C Preferred Stock (the “Series C Preferred Stock”) out of the Corporation’s shares of preferred stock of the par value of $0.001 per share (the ”Preferred Stock”):

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of its Certificate, the Board of Directors does hereby create, authorize and provide for 1,200,000 shares of its authorized Preferred Stock to be designated and issued as the Series C Preferred Stock, having the voting powers, designation, relative, participating, optional and other special rights, preferences and qualifications, limitations and restrictions that are set forth as follows:

2.               Voting Rights.  The holders of one one-hundredth (1/100) of a share (a “Unit”) of Series C Preferred Stock shall have the following voting rights:

(A)                              Subject to the provision for adjustment hereinafter set forth, each Unit of Series C Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall, at any time after the December 16, 2004 (the “Rights Declaration Date”), (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per Unit to which holders of Units of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction (y) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event; and

(B)                                Except as otherwise provided herein, in the Certificate or the Bylaws of the Corporation or as required by law, the holders of Units of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

3.                                       Reacquired Shares.  Any Units of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such Units shall, upon their cancellation, become authorized but unissued shares (or fractions of shares) of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

4.                                       Liquidation, Dissolution or Winding Up.  (A)  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of junior stock, unless the holders of Units of Series C Preferred Stock shall have received, subject to adjustment as hereinafter provided in paragraph (B), the greater of either (a) $0.01 per Unit plus an amount equal to accrued and unpaid dividends and distributions thereon to the date of such payment, or (b) the amount equal to the aggregate per share amount to be distributed to holders of shares of Common Stock, or (ii) to the holders of shares of parity stock, unless simultaneously therewith distributions are made ratably on Units of Series C Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of Units of Series C Preferred Stock are entitled under clause (i)(a) of this sentence and to which the holders of shares of such parity stock are entitled, in each case upon such liquidation, dissolution or winding up.

(B)                                In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case the aggregate amount to which holders of Units of Series C Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(b) of paragraph (A) of this Section 3 shall be adjusted by multiplying such amount by a fraction (y) the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

6.               Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case Units of Series C Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of Units of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction (y) the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event and (z) the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

7.                                       Redemption.  The Units of Series C Preferred Stock and shares of Series C Preferred Stock shall not be redeemable.

8.                                       Ranking.  The Units of Series C Preferred Stock and shares of Series C Preferred Stock shall rank junior to all other series and any other class of Preferred Stock (now or hereafter authorized or issued by the Corporation) as to the payment of dividends, conversion, redemption or liquidation rights and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

9.                                       Fractional Shares.  The Series C Preferred Stock may be issued in Units or other fractions of a share, which Units or fractions shall entitle the holder, in proportion to such holder’s units or fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

10.                                 Amendment.  At any time when any Units of Series C Preferred Stock are outstanding, neither the Certificate of the Corporation nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Units of Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Units of Series C Preferred Stock, voting separately as a class.

11.                                 Certain Definitions.  As used in this resolution with respect to the Series C Preferred Stock, the following terms shall have the following meanings:

(A)                              The term “Common Stock” shall mean the class of stock designated as the common stock, par value $0.001 per share, of the Corporation at the date hereof or any other class of stock resulting from successive changes or reclassification of the common stock.

(B)                                The term “junior stock” shall mean the Common Stock and any other class or series of capital stock of the Corporation over which the Series C Preferred Stock has preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C)                                The term “parity stock” shall mean any class or series of capital stock ranking pari passu with the Series C Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up.

IN WITNESS WHEREOF, Wireless Facilities, Inc. has caused this Certificate of Designation to be signed by its Chief Executive Officer and President and its Sr. Vice President and Chief Financial Officer this 16th day of December, 2004.

WIRELESS FACILITIES, INC.

By:	/s//Eric M. DeMarco
Name: Eric M. DeMarco Title: Chief Executive Officer and President

By:	/s/Deanna H. Lund
Name: Deanna H. Lund
Title: Senior Vice President and Chief Financial Officer

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE AND OF REGISTERED AGENT
OF

WIRELESS FACILITIES, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is:

WIRELESS FACILITIES, INC.

1.The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

2.The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

3.The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on May 2, 2005.

Name: /s/James R. Edwards
Title: Senior Vice President

CERTIFICATE OF OWNERSHIP AND MERGER
OF
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(A DELAWARE CORPORATION)
INTO
WIRELESS FACILITIES, INC.
(A DELAWARE CORPORATION)
It is hereby certified that:
1.             Wireless Facilities, Inc. (hereinafter sometimes. referred to as the “Corporation”) is a business corporation of the State of Delaware.
2.             The Corporation is the owner of all of the outstanding shares of the common stock of Kratos Defense & Security Solutions, Inc. which is also a business corporation of the State of Delaware.
3.             On September 5, 2007, the Board of Directors of the Corporation adopted the following resolutions to merge Kratos Defense & Security Solutions, Inc. into the Corporation:
NOW THEREFORE, BE IT RESOLVED, that Kratos Defense & Security Solutions, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Kratos Defense & Security Solutions, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Kratos Defense & Security Solutions, Inc. in its name;
RESOLVED FURTHER, that this Corporation shall assume all of the obligations of Kratos Defense & Security Solutions, Inc.;
RESOLVED FURTHER, that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction;

RESOLVED FURTHER, that this Corporation shall change its corporate name to Kratos Defense & Security Solutions, Inc.;
RESOLVED FURTHER, that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be September 12, 2007.
********
Executed on September 7th, 2007
WIRELESS FACILITIES, INC.

By:	/s/ James R. Edwards

CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

Kratos Defense & Security Solutions, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST:  The name under which the Corporation was originally incorporated was Wireless Facilities, Inc.

SECOND:  The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware was July 7, 1997.

THIRD:  The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 142 of the General Corporation Law of the State of Delaware adopted resolutions to amend paragraph (A) of ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred million (200,000,000) shares. One hundred ninety five million (195,000,000) shares shall be Common Stock, each having a par value of one tenth of one cent ($0.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($0.001).  Effective as of 5:00 p.m., Eastern Time, on the date this Certificate of Amendment to Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each ten (10) shares of this corporation’s Common Stock, par value $0.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of this corporation.  No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder’s fractional share based upon the fair market value of the Common Stock as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware as determined by this corporation’s Board of Directors.”

FOURTH:  This Certificate of Amendment to Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Kratos Defense & Security Solutions, Inc. has caused this Certificate of Amendment to be signed by its Executive Vice President and Chief Financial Officer as of September 10, 2009.

By:	/s/ Deanna H. Lund
Deanna H. Lund,
Executive Vice President and Chief Financial Officer

CERTIFICATE OF OWNERSHIP AND MERGER MERGING
ACQUISITION CO. LANZA PARENT
(a Delaware corporation) WITH AND INTO
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(a Delaware corporation) April4 , 2011
Pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"), Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company”), hereby certifies the following information relating to the merger (the "Merger") of Acquisition Co. Lanza Parent, a Delaware corporation (the “Sub”), with and into the Company:

1.The Company is the owner of 100% of the outstanding shares of common stock, par value $0.00 l per share (the “Common Stock”) of Sub. The Common Stock constitutes the sole outstanding class of capital stock of Sub.

2.The board of directors of the Company, at a meeting held on March 10, 2011, duly adopted the resolutions attached hereto as Exhibit A, which have not been amended or rescinded and are now in full force and effect, to merge Sub with and into the Company, with the Company being the surviving corporation (the “Surviving Corporation”).

3.	The Merger shall become effective upon the filing of this Certificate of
Ownership and Merger.

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IN WITNESS WHEREOF , the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer on the date first written above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
Name: Deanna H. Lund
Title: Executive Vice President & Chief
Financial Officer